Biological Assets	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Biological Assets
9.	BIOLOGICAL ASSETS
Biological assets consist of live cannabis plants. For the years ended December 31, 2019 and 2018, the changes in the carrying value of biological assets are shown below.

	December 31, 2019	December 31, 2018
Opening balance	$755	$—
Acquired from HPI purchase (Note 14)	—	411
Cost to grow harvested and live plants	7,246	2,000
Net change in fair value less costs to sell due to biological transformation	782	418
Transferred to inventory upon harvest	(6,596)	(2,074)

Total	$2,187	$755

The following significant unobservable inputs, all of which are classified as level 3 on the fair value hierarchy, were used by management as part of this model:

•	Selling price—calculated as the annual historical selling price for flower sold by the Company, which is expected to approximate future selling prices.

•	Percentage of completion—represents the percentage of total expected costs incurred from growing biological assets as of the measurement date.

•	Yield per plant—represents the expected number of grams of finished cannabis inventory which are expected to be obtained from each harvested cannabis plant.

•	Wastage—represents the weighted average percentage of biological assets which are expected to fail to mature into cannabis plants that can be harvested.

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Post-harvest costs—calculated as the cost per gram of harvested cannabis to complete the product post-harvest, consisting of the cost of direct and indirect materials and labor related to labeling and packaging.

The following table quantifies each significant unobservable input and also provides the impact of a 5% increase/decrease in each input would have on the fair value of biological assets:

	December 31, 2019	December 31, 2018	5% Change as of 12/31/19	5% Change as if 12/31/18
Average selling price of flower per gram	$6.30	$7.63	$109	$55
Post harvesting costs per gram	$1.75	$2.32	$21	$13
Yield per plant in grams	142	122	$109	$38
Percentage of completion	65%	46%	$108	$40
Biological assets are measured using Level 3 inputs, and therefore are subject to volatility and several uncontrollable factors, which could significantly affect the fair value of biological assets in future periods.
Biological assets were on average at a more advanced stage of growth in 2019 (65% complete) compared to December 31, 2018 (46% complete). The Company aggregates fair value on a percentage of completion. As a result, a cannabis plant that is 50% through its estimated total grow cycle would be ascribed approximately 50% of its harvest date expected fair value (subject to wastage adjustments).